Supplemental Financial Information July 2021 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Information This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. None of LiveVox Holdings, Inc. (the “Company” or “LiveVox”) or its affiliates has authorized anyone to provide interested parties with additional or different information. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of the Company. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this presentation. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this presentation, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this presentation constitute LiveVox’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to LiveVox, that may cause LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that LiveVox believe to be reasonable, there is no assurance that the expected results will be achieved. LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements in this presentation. The Company discloses important factors that could cause its actual results to differ materially from its expectations in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (“SEC”) on May 14, 2021 in connection with the Company’s business combination with Crescent Acquisition Corp and Form 8-K filed with the SEC on June 24, 2021; and its other filings with the SEC. These factors include risks or liabilities assumed as a result of acquisitions, increases in our indebtedness, ability to complete any divestitures or other strategic transactions, ability to meet financial and operating guidance, ability to achieve financial targets, successfully manage capital expenditures, and the ability to recognize the anticipated benefits of the business combination with Crescent Acquisition Corp; risks related to the high level of competition in the cloud contact center industry and the intense competition and competitive pressures from other companies in the industry in which the Company operates; risks related to the Company’s reliance on information systems and the ability to properly maintain the confidentiality and integrity of data; risks related to the occurrence of cyber incidents or a deficiency in cybersecurity protocol; risks related to the ability to obtain third-party software licenses for use in or with the Company’s products; general economic and business conditions; the impact of COVID-19; and changes in base interest rates and significant market volatility on the Company’s business, the Company’s industry and the global economy. Accordingly, you should not place undue reliance on any of the Company’s forward-looking statements. All forward-looking statements speak only as of the date on which such statements are made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin, EBITDA and Adjusted EBITDA, please see this presentation for a reconciliation of non-GAAP financial measures. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. While management believes such measures are useful for investors because they allow for greater transparency with respect to key financial metrics, they should not be used as a replacement for financial measures that are in accordance with GAAP. LiveVox does not, nor does any of its directors, officers, employees, advisors, representatives or agents, make any representation or warranty of any kind, express or implied, as to the accuracy or completeness of the information contained in this presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this presentation. This presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third-party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third-party information. This presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Supplemental Information Contents: Historical Quarterly Financials Historical Key Metrics Shares Outstanding at Various Share Prices Overview of Previous Acquisitions

Historical Quarterly Financials Note: The quarterly financial information for 1Q 2019 through 1Q 2021 was derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods.  Interim results as of and for the three months ended March 31, 2021 are not necessarily indicative of the results that may be expected for the year ending December 31, 2021. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our definitive proxy statement, filed with the Securities and Exchange Commission (“SEC”) on May 14, 2021 in connection with our business combination with Crescent Acquisition Corp and Form 8-K filed with the SEC on June 24, 2021.

Historical Quarterly Financials, cont.

Historical Key Metrics Note: Usage Revenue includes immaterial amounts of other revenue including professional services.

Shares Outstanding at Various Share Prices Note: Footnotes to this slide are on the following page

Shares Outstanding at Various Share Prices, cont. Shares to be issued to current and former employees pursuant to legacy bonus plans that are payable as a result of the Business Combination. Upon registration on S-8 expected to occur on or around August 18, 2021, these shares will be distributed to such current and former employees. One-third of 5.0m shares are released from escrow when each of $12.50, $15.00 and $17.50 price levels are achieved. Issued in 0.8m, 0.8m, and 1.0m amounts at each of $12.50, $15.00 and $17.50 price level, respectively. Issued in 0.8m, 0.8m, and 0.1m amounts at each of $12.50, $15.00 and $17.50 price level, respectively. 0.8m warrants with $11.50 strike price. Shown using the Treasury Method. 12.5m warrants with $11.50 strike price and $18.00 redemption price. Shown using the Treasury Method. Pursuant to the LiveVox Employee Equity Incentive Plan, 4.4m Restricted Stock Units (RSUs) and 1.6m Performance Stock Units (PSUs) are expected to be granted to current employees and independent directors. The RSUs will vest 25% on 6/21/22 and 6.25% per quarter thereafter until fully vested. The PSUs will vest when both the service-based vesting of the RSUs is met as well as when $12.50, $15.00 and $17.50 price levels are achieved (with limited exception). Note that approximately 60% of the equity expected to be granted to senior management of LiveVox (Vice President and above) is comprised of PSUs. Note: These footnotes should be read in conjunction with the information provided in Note 3(ee) and Exhibit 99.4 of the LiveVox Holdings, Inc. 8-K filed June 24, 2021.

Overview of Previous Acquisitions Our Acquisitions have enabled us to acquire technology, talented people and customers and we have retained the CEOs & Senior team members who are now integrated into the LiveVox Team Teckst | Acquired 10/2019 Founded in 2014, Teckst enables real-time, human-to-human text and mobile messaging for customer care between brands and their customers Platform enables real-time interactions across all major and emerging messaging channels (e.g., SMS, WhatsApp, and FB Messenger) SpeechIQ | Acquired 12/2019 Founded in 2015, SpeechIQ is an AI-driven speech analytics and quality assurance platform that enables LiveVox to substantially strengthen its WFO application suite Powered by a proprietary speech recognition engine that very quickly and accurately transcribes calls, SpeechIQ offers numerous features, including the ability to redact calls, search by keyword lists, retrieve and listen to calls, create manual and automated scorecards, and evaluate call sentiment – all supported by a complete reporting suite and full API BusinessPhone.com | Acquired 2/2021 Founded in 2015, BusinessPhone is a leader in cloud-based PBX systems. Solutions are configurable based on each customer’s unique needs for its employees and customers The platform can be rapidly deployed across one office, one location or thousands of offices and locations  Customers have access to its VoIP phone service, SD-WAN, wireless backup and Internet service management, all supported by a single vendor